Exhibit 10.131

VYTERIS, INC.

SUBSCRIPTION DOCUMENTATION PACKAGE

PRIVATE OFFERING OF VYTERIS, INC. COMMON STOCK AT A PRICE OF US$1.50 PER SHARE PLUS ONE WARRANT PER SHARE OF COMMON STOCK, EXERCISE PRICE OF US$3.00 PER SHARE

Vyteris, Inc.
13-01 Pollitt Drive
Fair Lawn, New Jersey 07410

July __, 2007

INSTRUCTIONS TO SUBSCRIBE FOR PURCHASE OF SHARES OF COMMON STOCK AND WARRANTS OF VYTERIS, INC.

1. Review attached Subscription Agreement and Exhibits with legal counsel and advisors, as well as publicly available information regarding Vyteris, Inc., a Nevada Corporation (the “Company”), available as filed with the United States Securities and Exchange Commission, at www.sec.gov.

2. Complete the required information on the signature page of the Subscription Agreement and date and sign the signature page. Sign and date the signature pages of the Warrant attached to this subscription package.

3. Initial the entries in the Accredited Investor Certification, attached to the Subscription Agreement as Exhibit 6(n), directly following the signature page, as best describes subscriber’s accredited investor status.

4. Return the completed Subscription Agreement, Warrant and Accredited Investor Certification to the Company to the Company via fax to Mr. Joseph Himy, at (201) 796-1850, followed by return of originally executed documents by mail to the Company as follows:

Mr. Joseph Himy
Senior Vice President
Vyteris, Inc.
13-01 Pollitt Drive
Fair Lawn, New Jersey 07410

5. Pay full subscription price, as set forth on the signature page to the Subscription Agreement, either by forwarding a check payable to Vyteris, Inc. at the address set forth in paragraph 4. above or by wire transfer, as follows:

Bank Name:	SIGNATURE BANK, 261 Madison Avenue New York NY 10016
Attn: Cliff Broder
ABA Number:	026013576
Acct. Name:	Signature Bank as Escrow Agent for
Vyteris, Inc.
A/C Number:	1500926194

Should there be any questions regarding a wire transfer, please contact:

Steven Deneff
Vice President/Associate Group Director
Signature Bank
261 Madison Avenue New York NY 10016
Ph 646-822-1342
Fx 646-822-1359

6. Should there be any other questions regarding this offering or the subscription documentation package, please contact Mr. Himy directly at (201) 300-1160 or via email at jhimy@vyteris.com.

2

VYTERIS, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (“Agreement”) by and between the purchaser set forth on the signature page hereto (“Purchaser”) and Vyteris, Inc., a Nevada corporation, with a principal address of 13-01 Pollitt Drive, Fair Lawn, New Jersey 07410 (the “Company”), is entered into as of the date accepted by the Company on the Signature page hereto.

WITTNESSETH:

WHEREAS, the Company is currently offering (the “Offering”) “Units” (each Unit consists of one share of its Common Stock, par value $.001 per share (each, a “Share”) and one common stock purchase warrant, with an exercise price of US$3.00 per share (each, a “Warrant”)) to investors, at a purchase price of US$1.50 per Unit, to be purchased on or before August 31, 2007, which date may be extended once by the Company for a period of no more than 60 days; and

WHEREAS, the Purchaser would like to purchase from the Company the number of Units set forth on the signature pages hereof, for the aggregate purchase price set forth thereon.

NOW, THEREFORE, in consideration for the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follow:

1. Subscription. The Purchaser hereby agrees to buy the number of Units set forth on the signature pages of this Agreement, for the aggregate purchase price also set forth on such signature pages. This Agreement incorporates all available information regarding the Company as set forth in its filings with the Securities and Exchange Commission (“Commission”) preceding the date of this Agreement (the “Company Filings”). The Shares shall have all of the rights and privileges as set forth in the Company Filings and the Warrants shall have all of the rights and privileges as set forth in the Form of Warrant set forth on Exhibit 1 hereto. This Offering is only open to Accredited Investors, as such term is described in Rule 501 of Regulation D, promulgated under the Securities Act of 1933, as amended from time to time (the “Securities Act”). Related persons and/or affiliates of the Company may participate in the Offering, and any such subscriptions shall be on the same terms as offered to other potential Purchasers.

2. Payment. Along with returning the requested signature pages, the Purchaser encloses herewith a check payable to the Company or will immediately make a wire transfer payment to “Signature Bank, Escrow Agent for Vyteris, Inc.,” all as more specifically set forth on the instruction page directly preceding this Agreement in the Subscription Package, in the full amount of the purchase price for the Units set forth on the signature pages hereto. Such funds will be held for the Purchaser’s benefit and will be promptly returned, without interest or offset, if this Agreement is not accepted by the Company, or if this Agreement is otherwise terminated by the Company.

3. Deposit of Funds. All payments made as provided in Section 2 hereof shall be deposited by the Company as soon as practicable with Signature Bank, as escrow agent (“Escrow Agent”). Purchaser should consult the instructions set forth on the page entitled “Instructions to Subscribe,” included with this Agreement for instructions as to which escrow account Purchaser’s payment shall be deposited. If the Company rejects a Purchaser’s subscription (which decision is in the sole discretion of the Company), either in whole or in part, the rejected subscription funds or the rejected portion thereof will be returned promptly to the Purchaser without interest thereon or deduction therefrom.

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance on this or any other subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If Purchaser’s subscription is rejected in whole, or the Offering is terminated, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If Purchaser’s subscription is rejected in part, the funds for the rejected portion of such subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

5. Representations and Warranties of Company. The Company hereby represents, warrants and agrees as follows, except as otherwise set forth in Company Filings are otherwise excepted herein:

(a)    Subsidiaries. Except as set forth in the Company Filings, the Company owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary free and clear of any liens, and all of the issued and outstanding shares of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)    Organization and Qualification. The Company and each of its subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any of this Agreement and the Warrant (each, a “Transaction Document” and collectively, the “Transaction Documents”), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “material adverse effect on the Company’s business or operations”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)    Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with any required approvals described in the Company Filings (“Required Approvals”). Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)    No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a material adverse effect on the Company’s business or operations.

(e)    Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to those described in Company Filings and (ii) the filing of Form D with the SEC and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f)    Issuance of the Securities. The Shares and Warrants are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The underlying shares, when issued in accordance with the terms of the Warrant and this Agreement, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Shares to be issued hereunder and issuable upon exercise of the Warrant.

(g)    Company Filings; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) on a timely basis or has received a valid extension of such time of filing and has filed any such Company Filings prior to the expiration of any such extension. As of their respective dates, the Company Filings complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the Company Filings, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company Filings comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h)    Material Changes. Since the date of the latest audited financial statements included within the Company Filings, except as specifically disclosed in a subsequent Company Filing filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a material adverse effect on the Company’s business or operations, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth in Company Filings, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(i)    Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a material adverse effect on the Company’s business or operations.

(j)    Certain Fees. Finders fees are due and payable to Wolverine International Holdings Ltd. with respect to this transaction. The fees are equal to ten percent (10%) of the aggregate amount of subscription price plus a number of warrants equal to ten percent (10%) of the total number of warrants (in form of finders’ warrants) issued to subscribers hereunder. Other than as set forth in this paragraph 5(j), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(k)    Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Article 6 hereof, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the securities hereunder does not contravene the rules and regulations of the Over the Counter Bulletin Board.

(l)    Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the securities, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(m)    No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Article 6, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the securities to be integrated with prior offerings by the Company for purposes of the Securities.

(n)    Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a material adverse effect on the Company’s business or operations, the Company and each subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(o)    No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Units by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(p)    Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

6. Representations and Warranties of Purchaser. The Purchaser hereby represents, warrants and agrees as follows:

(a)    No Registration. None of the Shares or shares underlying the Warrants offered hereby (sometimes referred to as the “Securities”) are registered under the Securities Act, or any state securities laws. The Purchaser understands that the offering and sale of the Shares or shares underlying the Warrants offered hereby is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations and warranties of the Purchaser contained herein.

(b)    Due Organization, etc. If the Purchaser is a company, it is a duly organized legal entity, validly existing and in good standing under the laws of the state of its organization and has the requisite company power and authority to execute and deliver this Agreement and to perform its obligations hereunder. If the Purchaser is a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof. If the Purchaser is a natural person, the Purchaser has obtained the age of majority and has the legal capacity and competence to execute this Agreement and to take all actions required pursuant thereto. This Subscription Agreement constitutes the legal, valid and binding obligation of Purchaser, and the execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction agreement or other controlling instrument to which such Purchaser is a party or by which it is bound.

(c)    Due Execution and Delivery. This Agreement has been duly executed and delivered by Purchaser and is the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency, reorganization or other similar laws generally affecting the enforcement of creditors' rights, specific performance, injunctive or other equitable remedies.

(d)    Private Placement. In reliance upon the Purchasers’ representations and warranties in this Agreement (including attachments hereto), neither the offering nor the sale of the Securities has been registered under the Act or any state securities laws or regulations. The Purchaser was not offered or sold the Securities, directly or indirectly, by means of any form of general solicitation or general advertising, including the following: (i) any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar medium or broadcast over television or radio; or (ii) to the knowledge of the Purchaser, any seminar or meeting whose attendees had been invited by any general advertising. There is no public market for the Securities and the Company is under no obligation to register the Securities on the Purchaser’s behalf or to assist the Purchaser in complying with any exemption from registration. The Purchaser has not received or been provided with a prospectus, offering memorandum or sales or advertising literature and the Purchaser’s decision to purchase the Securities was not based upon and the Purchaser has not relied upon any verbal or written representations as to fact made by the Company or any other person but that the Purchaser’s decision was based upon the information about the Company that is publicly available.

(e)    Information Received. The Purchaser and its attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”), have receive all documents requested by them and have had access through the EDGAR system to true and complete copies of the Company’s most recent Annual Report of Form 10-KSB for the fiscal year ended December 31, 2006 (“Most Recent 10-KSB”), the Company’s most recent Quarterly Report on Form 10-QSB (“Most Recent 10-QSB”), and all other Company Filings, have carefully reviewed them and understand the information contained therein, prior to the execution of this Subscription Agreement. Specifically, but not by way of limitation, the Purchaser acknowledges that it has reviewed the description of business, risk factors and financial statements of the Company set forth in the Most Recent 10-KSB and Most Recent 10-QSB and has evaluated such matters in considering whether to make an investment in the Offering and acknowledges that the risk factors therein may materially adversely affect the Company’s results of operations and future prospects. All documents, records and books pertaining to the investment in the Units have been made available for inspection by the Purchaser and its Advisors, if any (other than Company Filings to which it has had access through EDGAR). The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered by the Company in writing to the full satisfaction of the Purchaser and its Advisors. In evaluating the suitability of any investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than the Company Filings.

(f)    No Broker. The Purchaser has taken no action which would give rise to any claim by any person or entity for brokerage commissions, finders’ fees or the like relating to the Offering (other than finders’ fees to be paid by the Company to Wolverine International Holdings Ltd.).

(g)    Acquisition for Own Account, etc. The Purchaser is acquiring the Units, and any capital stock issuable upon exercise of the Warrants, for the Purchaser’s own account, for investment and not with a view to, or for sale in connection with, any distribution of such Units or any part thereof. The Purchaser has no formal or informal arrangement or agreement with any person or entity to sell or transfer all or any part of the Shares or the Warrants, and the Purchaser has no plans to enter into any such agreement or arrangement. The Purchaser (i) has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks involved in purchasing the Units and to make an informed investment decision with respect thereto, (ii) is able to bear the economic risks (including, a complete loss) involved in purchasing the Units and has the adequate means of providing for its current needs and contingencies, and (iii) has had the opportunity to ask questions of, and receive answers from, the Company and persons acting on the Company’s behalf concerning the Company’s business, management, and financial affairs and the terms and conditions of the Units. The Purchaser is not relying on the Company or any of its employees or agents or officers or directors with respect to the legal, tax, economic and related considerations of any investment in the Units and has only relied on the advice of, or has consulted with its own Advisors. The Purchaser’s jurisdiction of residence is set forth on the signature pages hereto.

(h)    High Risk Investment. The purchase of the Units represents a high risk investment, and the Purchaser is able to bear the burden of losing its investment. The Purchaser must bear these risks indefinitely because none of the Shares, the Warrants or shares of Company stock underlying the Warrants may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration requirement is available (pursuant to an opinion of counsel acceptable to the Company in its sole discretion to that effect). Legends will be placed on the Shares and Warrants to that effect and appropriate notations thereof will be made in the Company’s stock ledger. Stop transfer instructions will also be placed with the Company’s transfer agent. Purchaser acknowledges that it can bear the risk of holding these securities for an indefinite period of time. The Purchaser is knowledgeable about investment considerations in public companies, including small cap companies. The Purchaser’s overall commitment to not readily marketable investments is not excessive in view of Purchaser’s net worth and financial circumstances, taking into accounting the investment being made hereby. This investment is suitable for the Purchaser.

(i)    Accredited Investor. The Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act. The jurisdiction referred to under “Address” on the signature pages attached hereto is the Purchaser’s residence or place of business and is not created or used solely for the purpose of acquiring the Units and the Purchaser is not purchasing the Units for the account or benefit of any person in any jurisdiction other than such jurisdiction.

(j)    Legend. The following legend referring to the foregoing restrictions will be set forth on certificates representing the Securities, as set forth below:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(k)    Funds. The Purchaser has taken such measures as are required by law to assure that the funds used to pay to the Company the purchase price as set forth on the signature pages hereto are derived: (i) from transactions that do not violate United States law nor, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated; and (ii) from permissible sources under United States law and to the extent such funds originate outside the United States, under the laws of the jurisdiction in which they originated.

(l)    Money Laundering, etc. To the best of the Purchaser’s knowledge, neither the Purchaser nor any person providing funds to the Purchaser: (i) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws (as hereinafter defined); (ii) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws; or (iii) has had any of its funds seized or forfeited in any action under any Anti-Money Laundering Laws. For purposes of this paragraph, the term “Anti-Money Laundering Laws” shall mean laws, regulations and sanctions, state and federal, criminal and civil, that: (i) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (ii) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (iii) require identification and documentation of the parties with whom a Financial Institution conducts business; or (iv) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the USA Patriot Act of 2001, Pub. L. No. 107-56 (the “Patriot Act”), the Bank Secrecy Act, 31 U.S.C. Section 5311 et. seq. (the “Bank Secrecy Act”), the Trading with the Enemy Act, 50 U.S.C. Appendix, the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et. seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

(m)    Patriot Act. The Purchaser is in compliance with any and all applicable provisions of the Patriot Act including, without limitation, amendments to the Bank Secrecy Act. If the Purchaser is a Financial Institution, it has established and is in compliance with all procedures required by the Purchaser and the Bank Secrecy Act.

(n)    Accredited Investor Questionnaire. The Purchaser has accurately and truthfully completed the Investor Questionnaire attached hereto as Exhibit 6(n).

(o)    No Short Selling. The Purchaser, on behalf of itself and its affiliates, hereby covenants and agrees not to, directly or indirectly, offer to “short sell,” contract to “short sell” or otherwise “short sell” the securities of the Company, including, without limitation, shares of Common Stock that will be received as a result of the exercise of the Warrants or the shares offered hereunder.

(p)    Accuracy of Information. Any information the Purchaser has furnished in the past or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with this Offering. The Purchaser agrees to notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Units.

(q)    Forward Looking Statements. The Purchaser acknowledges that any estimates or forward looking statements or projections included in any Company Filings or otherwise regarding the Company were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and may not be relied upon by the Purchaser.

(r)    Further Assurances. Within five (5) days of receipt of a request from the Company, the Purchaser will execute and deliver any documents, provide any information and take any actions necessary to comply with any and all laws, rules and regulations to which the Company is subject.

(s)    No Regulatory Approval. THE SECURITIES OFFERED HEREBY HAVE NOT BE REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS THEREFROM. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRASFER AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEEFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE REGULATORY AUTHORITY OR OTHER GOVERNING BODY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF ANY COMPANY PUBLIC DISCLOSURES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(t)    No Prohibited Investment. Purchaser hereby represents and warrants that the proposed investment in the Company is being made on its own behalf and does not directly or indirectly contravene United States federal, state, local or international laws or regulations applicable to Purchaser, including anti-money laundering laws (a "Prohibited Investment"). Federal regulations and Executive Orders administered by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <www.treas.gov/ofac>. Purchaser hereby represents and warrants that it is not a country, territory, person or entity named on an OFAC list, nor is Purchaser a natural person or entity with whom dealings are prohibited under any OFAC regulations.

(u)    No Senior Political Figure. Purchaser represents and warrants that it is not a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure within the meaning of, and applicable guidance issued by the Department of the Treasury concerning, the U.S. Bank Secrecy Act (31 U.S.C. §5311 et seq.), as amended, and any regulations promulgated thereunder.

(v)    Agreement to Provide Information. Upon the written request from the Company, Purchaser agrees to provide all information to the Company to enable the Company to comply with all applicable anti-money laundering statutes, rules, regulations and policies, including any policies applicable to a portfolio investment held or proposed to be held by the Company. Purchaser understands and agrees that the Company may release confidential information about Purchaser, if the Company, in its sole discretion, determines that such disclosure is necessary to comply with applicable statutes, rules, regulations and policies.

(w)    Foreign Bank. If the Purchaser is affiliated with a non-U.S. banking institution (“Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (i) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which it is authorized to conduct banking activities; (ii) it maintains operating records related to its banking activities; (iii) it is subject to inspection by the banking authority licensing it to conduct banking activities; and (iv) it does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated entity.

7. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, control persons and affiliates from and against any and all damages, costs, losses, liabilities, claims, fees and expenses whatsoever (including , but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened) based upon or arising out of any actual or alleged false acknowledgement, representation or warranty, or misrepresentation or failure to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Agreement.

8. Further Assurances. Each of the parties shall, prior to or at the Closing, as may be appropriate, execute such documents and other papers and take such other further actions as may be reasonably required to carry out the provisions hereof and effectuate the transactions contemplated hereby. Each party shall use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions to its obligation to effect the Closing, including promptly obtaining any consents required in connection herewith

9. Miscellaneous.

(a)    Publicity. Subject to the requirements of the applicable securities laws, no publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued without advance approval of the form and substance thereof by Company.

(b)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered by hand or by facsimile transmission, when telexed, or upon receipt when mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i)	If to Company:

Vyteris, Inc.
13-01 Pollitt Drive
Fair Lawn, NJ 07460
Facsimile No.: (201) 703-1158

With a copy (which copy shall not constitute notice) to:

Jolie Kahn, Esq.
61 Broadway, Suite 2820
New York, NY 10006
Facsimile No.: (866) 705-3071

(ii)	If to the Purchaser: to the address listed on the signature page hereto

(c)    Entire Agreement; Exercise of Rights. This Agreement (including the Exhibits hereto and the disclosures contained in the Company Filings) embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. No amendment or waiver of any provision of this Agreement, or consent to the departure by any party from any such provision, shall be effective unless it is in writing and signed by the Company and the holders of a majority of the Securities sold in this Offering. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of a party to exercise, and no delay in exercising, any right under this Agreement, or any agreement contemplated hereby, shall operate as a waiver hereof by such party, nor shall any single or partial exercise of any right under this Agreement, or any agreement contemplated hereby, preclude any other or further exercise thereof or the exercise of any other right.

(d)    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of Bergen, State of New Jersey. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Bergen, State of New Jersey for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(e)    Expenses. The Company and the Purchaser shall, bear their respective expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, all fees and expenses of agents, representatives, counsel, brokers or finders, and accountants.

(f)    Successors and Assigns. The parties acknowledge that this Agreement constitutes a binding obligation, except as otherwise set forth herein and shall be binding upon and inure to the benefit of the parties and their successors and assigns.

(g)    Confidentiality. The Purchaser acknowledges that any information the Purchaser has received from or about the Company, not in the public domain, is confidential. The Purchaser shall not communicate or disclose such information, except as required by law, or otherwise utilize such information, without first receiving the written consent of the Company to do so, which consent may be withheld without reason or with any reason whatsoever.

(h)    Survival. Each of the representations and warranties made herein shall survive the execution and delivery hereof and delivery of the Units.

(i)    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

(j)    Severability. Each provision of this Agreement is severable and, if for any reason any provision hereof is determine to be invalid or contrary to applicable law, such provision shall be deemed to be null and void but the remainder of the Agreement shall be considered legal, valid and binding as if existing without such provision.

(k)    Titles. Titles set forth herein are for descriptive purposes only and shall not be deemed to be substantive portions of this Agreement.

Signatures appear on next page.

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date accepted by the Company below.

Vyteris, Inc.

By: _________________________________
Name:
Title:
Date:

Purchaser (Entity Name):

By: _________________________________
Name:
Title:
Date:
Address:
Phone:
Fax:
Email:

Number of Units Subscribed For	Purchase Price

_________________________________	US$_________________________________

________________________________________________________________________
Please PRINT here the exact name Purchaser desires for issuance of the Units.

If different delivery instructions, please set forth below:

____________________________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________________________

EXHIBIT 1

FORM OF WARRANT

EXHIBIT 6(n)
THIS ACCREDITED INVESTOR CERTIFICATION EXHIBIT
MUST BE COMPLETED BY EACH PURCHASER

NAME OF PURCHASER:_________________________

PLEASE INITIAL THE SPACE PRECEDING THE DEFINITION OF “ACCREDITED INVESTOR” THAT APPLIES TO YOU. (ONLY ONE SPACE NEEDS TO BE INITIALED.)

____________
Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000. (For purposes of calculating an investor’s net worth, “net worth” is defined as the difference between total assets and total liabilities, including home, home furnishings, and personal automobiles.)

____________
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

____________	Any entity in which all of the equity owners are accredited investors.

____________	A partnership, corporation, limited liability company or business trust that has total assets of at least $5,000,000 and was not formed for the purpose of investing in the Company.

____________
An employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA section 3(21)) that is a bank, savings and loan association, insurance company or registered investment advisor.

____________	An employee benefit plan whose total assets exceed $5,000,000 as of the date hereof.

____________	A self-directed employee benefit plan whose investment decisions are made solely by persons who are otherwise Accredited Investors.

____________	A U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

____________	A broker-dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

____________	An organization described in section 501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

____________
A trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

____________	An insurance company as defined in Section 2(13) of the Securities Act of 1933, as amended, or a registered investment company.

____________
A plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.